                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                   HNA Group Co., Ltd.

Address of Joint Filer:                HNA Building
                                       No. 7 Guoxing Road
                                       Haikou, People's Republic of China 570203

Relationship of Joint Filer
to Issuer                              10% Owner (1)

Issuer Name and Ticker or
Trading Symbol:                        Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring
Statement (Month/Day/Year):            March 15, 2017

Designated Filer:                      HNA Tourism Group Co., Ltd.

Signature:

HNA Group Co., Ltd.

By: /s/ TAN Xiangdong
    ----------------------
Name: TAN Xiangdong
Title: Chief Executive Officer

March 24, 2017
--------------------------
Date

     (1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by HNA HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV
     III"), HNA Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism
     Group Co., Ltd. ("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV
     I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK. HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a wholly-owned subsidiary of HNA Group.

                             Joint Filer Information

Name of Joint Filer:                   HNA Tourism (HK) Group Co., Ltd.

Address of Joint Filer:                HNA Building
                                       No. 7 Guoxing Road
                                       Haikou, People's Republic of China 570203

Relationship of Joint Filer
to Issuer                              10% Owner (1)

Issuer Name and Ticker or
Trading Symbol:                        Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring
Statement (Month/Day/Year):            March 15, 2017

Designated Filer:                      HNA Tourism Group Co., Ltd.

Signature:

HNA Tourism (HK) Group Co., Ltd.

By: /s/ GUO Yajun
    ----------------------
Name: GUO Yajun
Title: Director

March 24, 2017
--------------------------
Date

     (1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by HNA HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV
     III"), HNA Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism
     Group Co., Ltd. ("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV
     I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK. HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a wholly-owned subsidiary of HNA Group.

                             Joint Filer Information

Name of Joint Filer:                   HNA HLT Holdco III Limited

Address of Joint Filer:                HNA Building
                                       No. 7 Guoxing Road
                                       Haikou, People's Republic of China 570203

Relationship of Joint Filer
to Issuer                              10% Owner (1)

Issuer Name and Ticker or
Trading Symbol:                        Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring
Statement (Month/Day/Year):            March 15, 2017

Designated Filer:                      HNA Tourism Group Co., Ltd.

Signature:

HNA HLT Holdco III Limited

By: /s/ WANG Xun
    -----------------------
Name: WANG Xun
Title: Director

March 24, 2017
---------------------------
Date

     (1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by HNA HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV
     III"), HNA Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism
     Group Co., Ltd. ("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV
     I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK. HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a wholly-owned subsidiary of HNA Group.

                             Joint Filer Information

Name of Joint Filer:                   HNA HLT Holdco II LLC

Address of Joint Filer:                HNA Building
                                       No. 7 Guoxing Road
                                       Haikou, People's Republic of China 570203

Relationship of Joint Filer
to Issuer                              10% Owner (1)

Issuer Name and Ticker or
Trading Symbol:                        Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring
Statement (Month/Day/Year):            March 15, 2017

Designated Filer:                      HNA Tourism Group Co., Ltd.

Signature:

HNA HLT Holdco II LLC

By: /s/ WANG Xun
   ------------------------
Name: WANG Xun
Title: Manager

March 24, 2017
---------------------------
Date

     (1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by HNA HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV
     III"), HNA Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism
     Group Co., Ltd. ("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV
     I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK. HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a wholly-owned subsidiary of HNA Group.

                             Joint Filer Information

Name of Joint Filer:                   HNA HLT Holdco I LLC

Address of Joint Filer:                HNA Building
                                       No. 7 Guoxing Road
                                       Haikou, People's Republic of China 570203

Relationship of Joint Filer
to Issuer                              10% Owner (1)

Issuer Name and Ticker or
Trading Symbol:                        Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring
Statement (Month/Day/Year):            March 15, 2017

Designated Filer:                      HNA Tourism Group Co., Ltd.

Signature:

HNA HLT Holdco I LLC

By: /s/ WANG Xun
    -----------------------
Name: WANG Xun
Title: Director

March 24, 2017
---------------------------
Date

     (1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by HNA HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV
     III"), HNA Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism
     Group Co., Ltd. ("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV
     I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK. HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a wholly-owned subsidiary of HNA Group.